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                                                                  Exhibit 23.4

              [LETTERHEAD OF RICHARD A. EISNER & COMPANY, LLP]

                       CONSENT OF INDEPENDENT AUDITORS



     We hereby consent to the use in this Amendment No. 1 to the Registration Statement on Form S-4 of our report dated February 12, 1997, on our audit of the financial statements of Discovery Laboratories, Inc. and to the reference to our firm under the caption "Experts" in the Registration Statement.


                                        RICHARD A. EISNER & COMPANY, LLP

                                        /s/ Richard A. Eisner & Company, LLP
                                        --------------------------------------

New York, New York
October 6, 1997